Great Plains Energy

Goldman Sachs
Non-Deal Road Show
Investor Presentation
March 2010

Terry Bassham
Executive Vice President
Finance & Strategic Development
and Chief Financial Officer
Michael Cline
Vice President
Investor Relations & Treasurer
Exhibit 99.1

Statements made in this presentation that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of the Comprehensive Energy Plan and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the registrants are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs, including, but not limited to, possible further deterioration in economic conditions and the timing and extent of any economic recovery; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy and Kansas City Power & Light Company (KCP&L); changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates the companies can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings;
inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts; increased competition including, but not limited to, retail choice in the electric utility industry and the entry of new competitors; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-
related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; ability to achieve generation planning goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in
-service dates and cost increases of additional generating capacity and environmental projects; nuclear operations; workforce risks, including, but not limited to, retirement compensation and benefits costs; the timing and amount of resulting synergy savings from the acquisition of KCP&L Greater Missouri Operations Company; and other risks and uncertainties. This list of factors is not all-inclusive because it is not possible to predict all factors. Other risk factors are detailed from time to time in Great Plains Energy’s and KCP&L’s most recent quarterly report on Form 10-Q and annual report on Form 10-K filed with the Securities and Exchange Commission.
Each forward-looking statement speaks only as of the date of the particular statement. Great Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Forward Looking Statement

Strength at the Core

KCP&L
GMO
Iowa
Nebraska
Kansas
Missouri

GREAT PLAINS ENERGY

3

Impressive Reliability
Solid Safety Record
Tier 1 Customer Service
Stewards of
the Environment
Reliable,
Economical, and
Safe Nuclear
Generation
Strong Plant Performance

2010 and Beyond
 • Improved earnings outlook
 • Completion of Iatan 2
 • Continued focus on regulatory process
 • Continued delivery of GMO synergies and movement toward Tier 1 costs across the organization
 • Sound planning to effectively position the Company financially and strategically to meet future generation and network requirements and as an industry leader in energy efficiency

William H. Downey,
President and COO

• Successful completion of Iatan 1 and Sibley 3 Air Quality Control Systems (AQCS) and
 Iatan 1 overhaul
• Constructive settlements in five rate cases
• Filed rate case for KCP&L Kansas with flexible procedural schedule
• Major progress on Iatan 2 construction
• “Strength at the Core” in utility operations
• Improved generation fleet performance compared to 2008
• Successful Wolf Creek refueling outage
• Continued to capture synergies from GMO acquisition and identified additional opportunities

2009 Operational and Regulatory Highlights

- ☑ Hydrostatic Tests (completed 10/07/09)
- ☑ Air Flow Draft Tests (completed 2/25/10)

GREAT PLAINS ENERGY

❑ First Fire on Oil
❑ First Fire on Coal
❑ Synchronization
❑ Provisional Acceptance
Steps to In-Service Date for Iatan 2

% Availability & Capacity
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
KCP&L Equivalent Availability Coal
KCP&L Capacity Factor Coal

% Availability & Capacity
100%
80%
60%
40%
20%
0%
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
KCP&L Equivalent Availability Nuclear
KCP&L Capacity Factor Nuclear

	Year Ended December 31		
	2009	2008	
Equivalent Availability - Total GPE (KCP&L and GMO Coal and Nuclear)	80%	78%	*1
Capacity Factor - Total GPE (KCP&L and GMO Coal and Nuclear)	73%	74%	*1

% Availability & Capacity
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
GMO Equivalent Availability Coal
GMO Capacity Factor Coal

KCP&L Coal Fleet
KCP&L Nuclear
GMO Coal Fleet
Impact of refueling outages
Impact of unplanned
coal outages
Q4 08 and Q1 09
impact of Iatan 1 unit
overhaul and AQCS tie-ins
Q4 08 and Q1 09 impact of
Sibley environmental
upgrade and Iatan 1 unit
overhaul and AQCS tie-ins
*1 2008 reflects GMO results for the period July 14 through December 31, 2008
Plant Performance

Customer Satisfaction Index Ranking
Midwest Region: Large Segment
(Based on a 1,000-point scale)

500
550
600
650
700
MidAmerican Energy 663
Kansas City Power & Light 646
We Energies 645
Xcel Energy—Midwest 642
Alliant Energy 634
Westar Energy 620
Indiana Michigan Power 615
Detroit Edison 614
Duke Energy—Midwest 609
Midwest Large Segment Average 609
AEP Ohio 606
AmerenUE 604
The Illuminating Company 603
Consumers Energy 598
Ohio Edison 594
ComEd 583
Ameren Illinois Utilities 562

Customer Satisfaction Index Scores
(Based on a 1,000-point scale)
Midwest Region: Large Segment

500
550
600
650
700
KCP&L 673
Xcel Energy-Midwest 666
Alliant Energy 663
We Energies 662
AEP Ohio 648
AmerenUE 636
Duke Energy - Midwest 633
Detroit Edison 632
Midwest Region Large Segment Average 632
Ohio Edison 616
Consumers Energy 610
ComEd 607
Ameren Illinois Utilities 595

GREAT PLAINS ENERGY

Source: J.D. Power and Associates 2010 Electric Utility Business
Customer Satisfaction StudySM
Source: J.D. Power and Associates 2009 Electric Utility Residential
Customer Satisfaction StudySM
“Strength at the Core” Performance Metrics

KCP&L 2009 System Avg. Interruption Duration Index (SAIDI) based on EEI Benchmark
4th Quartile
3rd Quartile
2nd Quartile
1st Quartile
(> 200)
(140.0-199.9)
(91.0-139.9)
(< 91)
KCP&L 90.65
-
50
100
150
200
250
Minutes

OSHA Incident Rate 2009 Compared to EEI Benchmark
4th Quartile
3rd Quartile
2nd Quartile
1st Quartile
(5.51-7.20)
(3.82-5.50)
KCP&L (2.89)
(2.13-3.81)
(0-2.12)
-
1
2
3
4
5
6
7
8
Average Days

* Latest available data
Reliability
Safety
*
*
“Strength at the Core” Performance Metrics

REGULATED - $339.8

$196.7 NFOM
$57.6 Headcount
$33.6 Facilities
$37.5 Fuel
$14.4 Revenue

CORPORATE - $401.0

$24.4 Facilities
$146.5 NFOM
$125.5 Headcount
$36.6 Other
$68.0 Interest

$70
+143
+151
+152
+152
+73
$741
2008A
2009A
2010P
2011P
2012P
2013P
Five Year Total

GREAT PLAINS ENERGY

$98M
above initial
projections
GMO Acquisition Synergies

Financial Overview
Terry Bassham, CFO
Executive Vice President Finance &
Strategic Development

GREAT PLAINS ENERGY
Consolidated Earnings and Earnings Per Share
Year Ended December 31

	Earnings		Earnings per Great Plains Energy Share	
	2009	2008	2009	2008
	(millions)			
Electric Utility	$157.8	$143.1	$ 1.22	$ 1.41
Other	(5.9)	(23.4)	(0.05)	(0.23)
Income from continuing operations	151.9	119.7	1.17	1.18
Strategic Energy discontinued operations	(1.5)	35.0	(0.01)	0.35
Net income	150.4	154.7	1.16	1.53
Less: Net income attributable to noncontrolling interest	(0.3)	(0.2)	-	-
Net income attributable to Great Plains Energy	150.1	154.5	1.16	1.53
Preferred dividends	(1.6)	(1.6)	(0.02)	(0.02)
Earnings available for common shareholders	$148.5	$152.9	$ 1.14	$ 1.51

GREAT PLAINS ENERGY

• Increased Electric Utility segment earnings of $14.7 million mainly attributable to the inclusion of GMO’s regulated utility operations for the full period in 2009, new retail rates and lower purchased power expense.
 Increase was partially offset by unfavorable weather, decline in weather-normalized customer usage, decreased wholesale revenues and increased interest expense.
• Reduced Other segment losses of $17.4 million including a $16.0 million tax benefit from an audit settlement in
 GMO’s non-utility operations.
• Loss of $1.5 million in 2009 related to the discontinued operations of Strategic Energy compared to income of
 $35.0 million for the full period in 2008.
• Increase of 28.6 million average dilutive shares outstanding resulted in dilution of $0.33 per share.
Note: 2008 reflects GMO results for the period July 14, 2008 through December 31, 2008
 (unaudited)

GREAT PLAINS ENERGY
Consolidated Earnings and Earnings Per Share
Three Months Ended December 31
(Unaudited)

	Earnings		Earnings per Great Plains Energy Share	
	2009	2008	2009	2008
	(millions)			
Electric Utility	$ 23.7	$ 15.7	$ 0.17	$ 0.13
Other	(8.8)	(8.5)	(0.06)	(0.07)
Income from continuing operations	14.9	7.2	0.11	0.06
Strategic Energy discontinued operations	0.8	-	0.01	-
Net income	15.7	7.2	0.12	0.06
Less: Net income attributable to noncontrolling interest	(0.1)	(0.2)	-	-
Net income attributable to Great Plains Energy	15.6	7.0	0.12	0.06
Preferred dividends	(0.4)	(0.4)	(0.01)	-
Earnings available for common shareholders	$ 15.2	$ 6.6	$ 0.11	$ 0.06

• Electric Utility segment earnings increased $8.0 million primarily as a result of new retail rates and decreased purchased power expense. Increase partially offset by unfavorable weather, lower weather-
 normalized customer usage and increased depreciation and amortization expense and higher interest expense.
• A 17.8 million increase in the average number of shares outstanding since the fourth quarter of 2008 resulted in $0.02 per share dilution.

$128.9
$125.2
$28.9
$17.9
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
$180.0
2009
2008
GMO
KCP&L
(millions except
where indicated)
Key Earnings Drivers:
+ GMO utility earnings increased $11.0 million primarily from inclusion for full year in 2009
+ Decreased purchased power expense of $48.2 million at KCP&L
+ Decreased income taxes of $12.9 million at KCP&L
+ Increase in KCP&L’s AFUDC equity of $8.2 million
- Reduced KCP&L revenues of $24.8 million, including $55.3 million drop in wholesale
- Increased non-fuel O&M of $6.0 million
- Increased depreciation and amortization of $25.3 million, including $10.8 million of additional amortization at KCP&L
- Increased interest expense, net of AFUDC, of $12.6 million at KCP&L
- Dilution of $0.34 per share caused by additional shares outstanding
$157.8
$143.1
$1.22
$1.41
Earnings Per Share
Earnings
$1.00
$1.24
$0.22
$0.17
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
2009
2008
Electric Utility Full-Year Results

Electric Utility Fourth Quarter Results

$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
-$5.0
4Q '09
4Q '08
GMO
KCP&L
$0.20
$0.15
$0.10
$0.05
$0.00
-$0.05
4Q '09
4Q '08

Key Earnings Drivers:
+ Increased retail revenue of $36.5 million driven by new retail rates partially offset by mild weather and lower weather-normalized energy consumption
+ Decline in purchased power expense of $27.8 million
- Increased fuel expense of $14.3 million
- Increased depreciation & amortization of $13.3 million; including $7.0 million of additional amortization
- Increased interest expense, net of AFUDC, of $4.2 million
- Higher shares outstanding caused electric utility segment dilution of $0.03 per share
(millions except
where indicated)
Earnings Per Share
$23.7
$15.7
$20.0
$3.7
$16.4
$(0.7)
$0.17
$0.13
$0.14
$0.03
$0.14
$(0.01)
Earnings

	4Q 2009 Compared to 4Q 2008			YTD 2009 Compared to YTD 2008
GPE	Customers	Use/Customer	Change MWh Sales	Customers	Use/Customer	Change MWh Sales
Residential	0.3%	2.5%	2.8%	0.4%	0.2%	0.6%
Commercial	-0.3%	-1.2%	-1.5%	0.0%	-0.7%	-0.7%
Industrial	-1.5%	-3.2%	-4.6%	-1.5%	-6.6%	-8.0%
Weighted Avg.	0.2%	-0.6%	-0.4%	0.3%	-1.5%	-1.2%
Retail MWh Sales by Customer Class - Fourth Quarter 2009
Weather-Normalized Retail MWh Sales and Customer Growth Rates
Note: Includes GMO for full periods presented
Electric Utility Segment

$10.0
$0.0
($10.0)
($20.0)
($30.0)

$0.10
$0.00
($0.10)
($0.20)
($0.30)

Earnings
Earnings Per Share
Key Drivers:

+ $16.0 million first quarter GMO non-utility tax benefit
– $11.4 million in after-tax interest expense

2008 included after-tax loss of $5.7 million from a mark-to-market change on interest rate hedges, $3.6 million after-tax income from the reversal of interest expense and
$3.4 million after-tax income related to the release of a legal liability
$(7.8)
$(25.2)
(millions except
where indicated)
 2009
2008
 2009
2008
$(0.25)
$(0.07)
Other Segment Full-Year Results

$5.0
$0.0
($5.0)
($10.0)
($15.0)

$0.10
$0.05
$0.00
($0.05)
($0.10)

Earnings
Earnings Per Share
$(0.07)
$(0.07)
Key Earnings Drivers:
+ $2.5 million reduction in losses from GMO non-utility activities
- Increased after-tax interest of $4.6 million from Equity Units
$(9.3)
$(9.1)
(millions except
where indicated)
4Q ‘09
4Q ‘08
4Q ‘09
4Q ‘08
Other Segment Fourth Quarter Results

Moody's	Standard & Poor's
Great Plains Energy		
Outlook	Negative	Negative
Corporate Credit Rating	-	BBB
Preferred Stock	Ba1	BB+
Senior Unsecured Debt	Baa3	BBB-
KCP&L		
Outlook	Negative	Negative
Senior secured Debt	A3	BBB+
Senior Unsecured Debt	Baa1	BBB
Commercial Paper	P-2	A-3
GMO		
Outlook	Negative	Negative
Senior Unsecured Debt	Baa3	BBB

($ in millions as of 12/31/09)

	KCP&L		GMO [1]		GPE		Consolidated	
	Amount	Rate [2]	Amount	Rate [2]	Amount	Rate [2]	Amount	Rate [2]
Short-term Debt	$186.6	0.58%	$232.0	1.50%	$20.0	0.68%	$438.6	1.07%
Long-term Debt[3]	$1,780.1	6.15%	$1,047.1	9.88%	$387.1	10.67%	$3,214.3	7.86%
Total	$1,966.7	5.62%	$1,279.1	8.25%	$407.1	10.18%	$3,652.9	7.02%

Secured debt = $768.8 (21%), Unsecured debt = $2,884.1 (79%)

(1) GPE guarantees substantially all of GMO's debt
(2) Weighted Average Rates – excludes premium/discounts and fair market value adjustments
(3) Includes current maturities of long-term debt

Debt ($ in millions)
$600
$500
$400
$300
$200
$100
$0
2010
2014
2018
2022
2026
2030
2034
2038
2042
GMO
GPE
KCP&L

Capital Structure at 12/31/09

Preferred
0.6%
Common Equity 46.2%
LT Debt* 53.2%

GREAT PLAINS ENERGY

Great Plains Energy Debt
Long-term Debt Maturities
Credit Ratings
*Includes current maturities
Credit Ratings, Debt, Capital Structure

Guidance Range $1.20 - $1.40

$1.14
$1.40
$1.20
2009 Reported
Tax Audit
Financing & Dilution
Gross Margin (Demand)
Other
2010 Estimate

2010 Earnings Guidance Range

• Revenues of approximately $2.1 - $2.2 billion
 • Normal weather
 • Reported retail MWh sales growth of approximately 1.3% to 2.8%
 • Weather-normalized retail MWh sales decline of approximately 0.2%
 • Projected fourth quarter 2010 approval of KCP&L KS rate request that was filed in Dec. 2009
• Average Equivalent Availability Factor and Average Capacity Factor for
 generation fleet of approximately 85% and 79%, respectively
• Consolidated capital expenditures of approximately $610 to $680 million
• AFUDC of approximately $65 to $70 million based on average Construction Work in Progress (CWIP) balance of $1.0 - $1.2 billion
• Issuance of approximately $200 to $400 million in long-term debt; no common stock issuances
• Effective tax rate for continuing operations of approximately 30%
Key 2010 Guidance Assumptions

Retail MWh Sales
23,400
23,200
23,000
22,800
22,600
22,400
22,200
22,000
Reported 2009
Weather Normalized 2009
Projected 2010

2010 Projected Retail MWh Mix
Other 1%
Industrial 14%
Residential 39%
Commercial 46%

GREAT PLAINS ENERGY

Reported retail MWh sales increase by approximately 1.3 to 2.8 percent
 • Return to normal weather
 • Decrease weather-normalized retail MWh sales of 0.2% compared to 2009 million MWh
Projected Retail MWh Sales Assumptions

Kansas
• Approval of rate request filed in December 2009 with new rates effective in 4Q 2010
Missouri
• Expect to file rate cases in 2Q10 with new rates effective in 2Q11
• New fuel transportation contract will impact KCP&L MO earnings in 2011 until new rates are effective
Requests for Annual Retail Rate Increases
In Millions
Effective
Amount
Amount
Rate Jurisdiction
Date
Requested
Approved
KCP&L-Kansas
8/1/2009
71.6
$

59.0
$

KCP&L-Missouri
9/1/2009
101.5

95.0

GMO-Missouri Public Service
9/1/2009
66.0

48.0

GMO-St. Joseph Light & Power (Electric)
9/1/2009
17.1

15.0

GMO-St. Joseph Light & Power (Steam)
7/1/2009
1.3

1.0

2009 Approved Rate Increases
257.5
$

218.0
$

Pending Rate Increase: KCP&L - Kansas
4Q 2010
55.2
$

na
Regulatory Assumptions

2010	2011	2012
		(millions)	
Generating facilities (excluding Iatan No. 2)	$ 152.0	$ 152.8	$ 138.3
Distribution and transmission facilities	192.8	238.0	275.7
General facilities	15.6	23.7	48.9
Nuclear fuel	30.9	21.5	19.8
Environmental	16.4	189.1	189.9
Iatan No. 2 [(a)]	243.9	54.1	-
Total utility capital expenditures	$ 651.6	$ 679.2	$ 672.6

[(a)] Includes $183.5 million and $40.7 million of expenditures pursuant to KCP&L's Comprehensive Energy Plan in 2010 and 2011, respectively. Includes $60.4 million and $13.4 million of expenditures at GMO in 2010 and 2011, respectively.

GREAT PLAINS ENERGY

2010 - 2012 Capital Expenditures

Avg CWIP Projection
(In Billions)
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$-
2010
2011
2012
Iatan No. 2
Other Construction

AFUDC Projection
(In Millions)
$80
$70
$60
$50
$40
$30
$20
$10
$-
2010
2011
2012
Equity
Debt

• AFUDC anticipated to represent approximately 30% of consolidated
 2010 Earnings Before Taxes
• KCP&L MO and KS Iatan 2 AFUDC equity rate of 8.25%
2010-2012 CWIP and AFUDC Assumptions

2010-2012 Aggregate (In Billions)
$2.4
$0.4
$1.9
$0.5
$2.0
Sources
Uses
Cash Shortfall
Cash From Operations
Capital Expenditures
Dividends

GREAT PLAINS ENERGY

Financing Requirements - Sources & Uses
of Cash 2010-2012

Financing:
• 2010
 • $200 - $400 million of new long-term debt
• 2011
 • Refinancing of approximately $500 million of maturing long-term debt
 • $200 - $400 million of new long-term debt
• 2012
 • GXP shares issued upon conversion of Equity Units
 • Proceeds from Equity Units conversion used to repay portion of maturing $500 million GMO 11.875% issue; balance refinanced with long-term debt
 • Debt component of equity units remarketed
• Amortization of GMO debt write-up lowers interest expense by $34 million annually in
 2010-11
Taxes:
• 39% marginal tax rate before credits; approximate 33% average effective tax rate across
 2010 - 2012, after AFUDC equity and tax credits
• Utilization of NOLs reduces cash tax rate to approximately 2% for state and
 AMT payments
Financing and Tax Assumptions

Positioned for Long-Term Earnings Growth
 • Increased rate base post-Iatan 2;
 • Benefit from economic recovery and increased energy consumption in our service territory;
 • Continued focus on strengthening the core; and
 • Continued sound strategic planning to position the Company to meet future generation and network requirements and as an industry leader in energy efficiency